Exhibit 99.1

FOR IMMEDIATE RELEASE

THE WALT DISNEY COMPANY ANNOUNCES EXPIRATION AND FINAL RESULTS OF TENDER OFFERS BY THE WALT DISNEY COMPANY AND 21ST CENTURY FOX AMERICA, INC.

BURBANK, Calif., October 1, 2019 – The Walt Disney Company (“Disney”) (NYSE: DIS) announced today the expiration and final results of the previously announced cash tender offers (each, a “Tender Offer”) of Disney and its indirect subsidiary, 21st Century Fox America, Inc. (“21CFA”), to purchase outstanding notes of Disney listed in the table below (the “Disney Notes”), subject to a maximum aggregate purchase price (including principal and premium, but excluding accrued interest) of $4,000,000,000 (the “Maximum Disney Tender Cap”), and any and all outstanding debt securities of 21CFA (the “21CFA Notes” and together with the Disney Notes, the “Tender Notes” and each a “Series” of Tender Notes).

The Tender Offers expired at 11:59 p.m., New York City time, on September 30, 2019 (the “Expiration Date”) and no tenders submitted after the Expiration Date are valid. The Tender Offers were subject to the satisfaction of certain conditions as set forth in the Offer to Purchase (as defined below), all of which have been satisfied as of the Expiration Date.

The early results and pricing information of the Tender Offers were previously announced in the press releases dated September 17, 2019. On September 18, 2019 (the “Early Settlement Date”), Disney and 21CFA purchased $2,659,306,000 aggregate principal amount of Disney Notes and $257,263,000 aggregate principal amount of 21CFA Notes, which were validly tendered and not validly withdrawn as of 5:00 p.m., New York City time, on September 16, 2019 (the “Early Tender Deadline”) in accordance with the Amended and Restated Offer to Purchase dated September 3, 2019 (as amended by the press release dated September 17, 2019, the “Offer to Purchase”) and related Letter of Transmittal (as amended by the press release dated September 17, 2019, the “Letter of Transmittal”). Capitalized terms used and not defined in this press release have the meanings given to them in the Offer to Purchase.

As previously announced, because the aggregate purchase price (including principal and premium, but excluding accrued interest) of Disney Notes validly tendered and not validly withdrawn as of the Early Tender Deadline exceeded the Maximum Disney Tender Cap, Disney accepted for purchase such Disney Notes in accordance with the Acceptance Priority Levels, subject to the proration factors set forth in the table below, as described in the Offer to Purchase, so as not to exceed the Maximum Disney Tender Cap. As a result of reaching the Maximum Disney Tender Cap by the Early Tender Deadline, no Disney Notes tendered after the Early Tender Deadline have been accepted for purchase and any such Disney Notes have been returned promptly to the tendering Holders (or, in the case of Disney Notes tendered by book-entry transfer, such Disney Notes have been promptly credited to the account maintained at The Depository Trust Company from which such Disney Notes were delivered) and otherwise returned in accordance with the Offer to Purchase and the Letter of Transmittal.

After the Early Tender Deadline and on or prior to the Expiration Date, approximately $6,472,000 aggregate principal amount of 21CFA Notes were validly tendered and not validly withdrawn, and 21CFA has accepted for purchase all of such 21CFA Notes.

The table below identifies the principal amount of each Series of Tender Notes validly tendered and not validly withdrawn and accepted for purchase as of the Expiration Date.

The Disney Notes

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Acceptance Priority Level	Principal Amount Accepted by Disney for Purchase	Proration Factor (1)	Reference Security	Tender Offer Yield	Fixed Spread (basis points)(2)	Total Consideration(3)
Disney	8.250% Notes due 2096	254687FE1 U25497BN4	$93,881,000	1	$16,463,000	100.0%	2.875% UST due 05/15/2049	4.180%	190 bps	$1,933.49
Disney	7.900% Notes due 2095	254687FC5 U25497BM6	$114,658,000	2	$20,703,000	100.0%	2.875% UST due 05/15/2049	4.180%	190 bps	$1,851.81
Disney	7.750% Notes due 2045	254687EY8 U25497BK0	$589,505,000	3	$264,520,000	100.0%	2.875% UST due 05/15/2049	3.480%	120 bps	$1,730.06
Disney	6.150% Notes due 2041	254687EQ5 U25497BF1	$1,488,657,000	4	$856,786,000	100.0%	2.875% UST due 05/15/2049	3.230%	95 bps	$1,448.72
Disney	8.150% Notes due 2036	254687EC6 U25497AZ8	$299,003,000	5	$59,217,000	100.0%	2.875% UST due 05/15/2049	3.330%	105 bps	$1,623.99
Disney	7.850% Notes due 2039	254687EL6 U25497BD6	$297,134,000	6	$185,851,000	100.0%	2.875% UST due 05/15/2049	3.330%	105 bps	$1,643.35
Disney	6.750% Notes due 2038	254687EJ1 U25497BC8	$234,684,000	7	$93,455,000	100.0%	2.875% UST due 05/15/2049	3.230%	95 bps	$1,483.59

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Acceptance Priority Level	Principal Amount Accepted by Disney for Purchase	Proration Factor (1)	Reference Security	Tender Offer Yield	Fixed Spread (basis points)(2)	Total Consideration(3)
Disney	6.900% Notes due 2039	254687EN2 U25497BE4	$588,117,000	8	$351,699,000	100.0%	2.875% UST due 05/15/2049	3.180%	90 bps	$1,545.56
Disney	6.150% Notes due 2037	254687EE2 U25497BA2	$990,309,000	9	$668,375,000	100.0%	2.875% UST due 05/15/2049	3.080%	80 bps	$1,412.06
Disney	6.400% Notes due 2035	254687EA0 U25497AY1	$1,115,433,000	10	$142,237,000	23.6%	2.875% UST due 05/15/2049	3.030%	75 bps	$1,429.71

(1)	The proration factor has been rounded to the nearest tenth of a percentage point for presentation purposes.
(2)	Fixed Spread includes Early Tender Premium.
(3)	Per $1,000 principal amount of Disney Notes validly tendered and not validly withdrawn and accepted for purchase in the applicable Tender Offer at or prior to the Early Tender Deadline.

The 21CFA Notes

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Principal Amount Accepted by 21CFA for Purchase	Reference Security	Tender Offer Yield	Fixed Spread (basis points)(1)	Total Consideration(2)
21CFA	5.650% Senior Notes due 2020	90131HAP0 652482BV1	$29,018,000	$5,557,000	1.750% UST due 07/31/2021	2.329%	55 bps	$1,029.65
21CFA	4.500% Senior Notes due 2021	90131HAQ8	$136,676,000	$87,114,000	1.750% UST due 07/31/2021	2.129%	35 bps	$1,032.71
21CFA	3.000% Senior Notes due 2022	90131HAR6	$78,176,000	$42,294,000	1.500% UST due 08/15/2022	2.066%	35 bps	$1,026.96
21CFA	8.875% Senior Debentures due 2023	90131HAS4	$51,596,000	$8,293,000	1.750% UST due 07/31/2024	2.491%	80 bps	$1,218.80
21CFA	4.000% Senior Notes due 2023	90131HAA3	$15,156,000	$4,369,000	1.750% UST due 07/31/2024	2.391%	70 bps	$1,061.55
21CFA	7.750% Senior Debentures due January 2024	90131HAT2 652478AR9	$13,671,000	$1,182,000	1.750% UST due 07/31/2024	2.591%	90 bps	$1,210.38
21CFA	7.750% Senior Debentures due February 2024	90131HAU9 652478AU2	$21,888,000	$196,000	1.750% UST due 07/31/2024	2.541%	85 bps	$1,214.09
21CFA	9.500% Senior Debentures due 2024	90131HAV7	$7,255,000	$97,000	1.750% UST due 07/31/2024	2.541%	85 bps	$1,314.06
21CFA	3.700% Senior Notes due 2024	90131HAE5 90131HAC9 U88803AA6	$22,684,000	$14,742,000	1.750% UST due 07/31/2024	2.191%	50 bps	$1,067.63
21CFA	8.500% Senior Debentures due 2025	90131HAW5	$13,758,000	$1,486,000	1.750% UST due 07/31/2024	2.541%	85 bps	$1,300.46
21CFA	3.700% Senior Notes due 2025	90131HBW4	$7,702,000	$3,880,000	1.750% UST due 07/31/2024	2.341%	65 bps	$1,073.61
21CFA	7.700% Senior Debentures due 2025	90131HAX3	$11,916,000	$3,500,000	1.750% UST due 07/31/2024	2.591%	90 bps	$1,287.24
21CFA	7.430% Senior Debentures due 2026	90131HAY1	$10,501,000	$4,533,000	1.625% UST due 08/15/2029	2.769%	95 bps	$1,296.11
21CFA	3.375% Senior Notes due 2026	90131HCB9 90131HCA1 U88803AF5	$13,660,000	$11,788,000	1.625% UST due 08/15/2029	2.369%	55 bps	$1,063.76
21CFA	7.125% Senior Debentures due 2028	90131HAZ8	$5,875,000	$598,000	1.625% UST due 08/15/2029	2.769%	95 bps	$1,329.78
21CFA	7.300% Senior Debentures due 2028	90131HBA2	$4,418,000	$409,000	1.625% UST due 08/15/2029	2.769%	95 bps	$1,345.18
21CFA	7.280% Senior Debentures due 2028	90131HBB0	$4,900,000	$330,000	1.625% UST due 08/15/2029	2.819%	100 bps	$1,344.88

Issuer	Notes	CUSIP Number	Principal Amount Outstanding Prior to the Tender Offers	Principal Amount Accepted by 21CFA for Purchase	Reference Security	Tender Offer Yield	Fixed Spread (basis points)(1)	Total Consideration(2)
21CFA	7.625% Senior Debentures due 2028	90131HBC8	$12,211,000	$4,968,000	1.625% UST due 08/15/2029	2.769%	95 bps	$1,391.95
21CFA	6.550% Senior Notes due 2033	90131HBD6	$7,653,000	$1,530,000	1.625% UST due 08/15/2029	2.919%	110 bps	$1,402.53
21CFA	8.450% Senior Debentures due 2034	90131HBE4	$5,134,000	$207,000	1.625% UST due 08/15/2029	2.969%	115 bps	$1,654.97
21CFA	6.200% Senior Notes due 2034	90131HBF1 652482BH2	$15,778,000	$13,414,000	1.625% UST due 08/15/2029	2.969%	115 bps	$1,393.74
21CFA	6.400% Senior Notes due 2035	90131HBG9 90131HBH7 U65249AM3	$34,567,000	$6,279,000	2.875% UST due 05/15/2049	3.030%	75 bps	$1,429.71
21CFA	8.150% Senior Debentures due 2036	90131HBJ3	$997,000	$360,000	2.875% UST due 05/15/2049	3.330%	105 bps	$1,623.99
21CFA	6.150% Senior Notes due 2037	90131HBK0	$9,691,000	$7,496,000	2.875% UST due 05/15/2049	3.080%	80 bps	$1,412.06
21CFA	6.650% Senior Notes due 2037	90131HBL8	$15,763,000	$4,492,000	2.875% UST due 05/15/2049	3.080%	80 bps	$1,493.64
21CFA	6.750% Senior Debentures due 2038	90131HBM6	$14,056,000	$2,761,000	2.875% UST due 05/15/2049	3.230%	95 bps	$1,483.59
21CFA	7.850% Senior Notes due 2039	90131HBN4	$2,866,000	$30,000	2.875% UST due 05/15/2049	3.330%	105 bps	$1,643.35
21CFA	6.900% Senior Notes due 2039	90131HBP9	$11,883,000	$191,000	2.875% UST due 05/15/2049	3.180%	90 bps	$1,545.56
21CFA	6.150% Senior Notes due 2041	90131HBQ7	$11,343,000	$10,078,000	2.875% UST due 05/15/2049	3.230%	95 bps	$1,448.72
21CFA	5.400% Senior Notes due 2043	90131HAB1	$16,164,000	$10,233,000	2.875% UST due 05/15/2049	3.180%	90 bps	$1,371.07
21CFA	4.750% Senior Notes due 2044	90131HAH8 90131HAF2 U88803AB4	$11,276,000	$4,598,000	2.875% UST due 05/15/2049	3.180%	90 bps	$1,265.73
21CFA	4.950% Senior Notes due 2045	90131HBZ7	$699,000	$585,000	2.875% UST due 05/15/2049	3.180%	90 bps	$1,308.20
21CFA	7.750% Senior Debentures due 2045	90131HBR5	$10,495,000	$1,618,000	2.875% UST due 05/15/2049	3.480%	120 bps	$1,730.06
21CFA	4.750% Senior Notes due 2046	90131HCD5	$108,000	$25,000	2.875% UST due 05/15/2049	3.180%	90 bps	$1,280.76
21CFA	7.900% Senior Debentures due 2095	90131HBS3	$35,342,000	$482,000	2.875% UST due 05/15/2049	4.180%	190 bps	$1,851.81
21CFA	8.250% Senior Debentures due 2096	90131HBT1	$6,119,000	$4,020,000	2.875% UST due 05/15/2049	4.180%	190 bps	$1,933.49

(1)	Fixed Spread includes Early Tender Premium.
(2)	Per $1,000 principal amount of 21CFA Notes validly tendered and not validly withdrawn and accepted for purchase in the applicable Tender Offer at or prior to the Early Tender Deadline.

The Tender Offers are intended to help manage Disney’s debt maturity profile, opportunistically prefund existing maturities and manage Disney’s overall cost of borrowing. The Disney Notes that were accepted for purchase had a weighted average coupon of 6.633% and were notes that were previously issued by Disney in exchange for outstanding notes issued by 21CFA. The 21CFA Notes that were accepted for purchase as of the Early Tender Deadline, together with the 21CFA Notes that were tendered after the Early Tender Deadline and on or prior to the Expiration Date and have been accepted for purchase, have a weighted average coupon of 4.961% and are notes that remained outstanding following the exchange offers completed in connection with Disney’s acquisition of TFCF Corporation (formerly known as Twenty-First Century Fox, Inc.), the parent company of 21CFA.

Holders of 21CFA Notes who validly tendered their 21CFA Notes after the Early Tender Deadline and on or prior to the Expiration Date and whose 21CFA Notes were accepted for purchase will receive only the applicable Purchase Price, as fully described in the Offer to Purchase. The Purchase Price for the 21CFA Notes accepted for purchase pursuant to the Tender Offers will be calculated by taking the Total Consideration for the applicable Series and subtracting from it the Early Tender Premium for such Series. The Purchase Price plus accrued interest for 21CFA Notes that were validly tendered after the Early Tender Deadline and on or prior to the Expiration Date and accepted for purchase will be paid by the purchasers in same-day funds promptly following the Expiration Date on the final settlement date, which is currently expected to occur on October 3, 2019.

General

This announcement is for informational purposes only and is not an offer to purchase or sell or a solicitation of an offer to purchase or sell, with respect to any securities. The Tender Offers were only made pursuant to the terms of the Offer to Purchase and the Letter of Transmittal. None of the purchasers, the Dealer Managers or the Tender Agent and Information Agent made any recommendation as to whether or not holders should tender their Tender Notes in connection with the Tender Offers.

Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“J.P. Morgan”), BNP Paribas Securities Corp., HSBC Securities (USA) Inc. and RBC Capital Markets, LLC acted as Dealer Managers (collectively, the “Dealer Managers”) and Global Bondholder Services Corporation (“GBSC”) acted as the Tender Agent and Information Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to Citigroup or J.P. Morgan, the lead Dealer Managers, at:

Citigroup 388 Greenwich Street, 7th Floor New York, New York 10013 Attn: Liability Management Group Collect: (212) 723-6106 Toll-Free: (800) 558-3745	J.P. Morgan 383 Madison Avenue, 6th Floor New York, New York 10179 Attn: Liability Management Group Collect: (212) 834-4811 Toll-Free: (866) 834-4666

Requests for documents (including the Offer to Purchase and the Letter of Transmittal, along with any amendments and supplements thereto) may be directed to GBSC at (866) 470-3900 (toll free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com.

Cautionary Notes on Forward Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Disney has based these forward-looking statements on its current expectations about future events. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance and the outcome of contingencies such as future financial results are necessarily estimates reflecting the best judgment of the management of Disney and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including those factors described in more detail in Disney’s Annual Report on Form 10-K for the year ended September 29, 2018 and in any subsequent Quarterly Reports on Form 10-Q (including, for the avoidance of doubt, the Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2018 filed by TWDC Enterprises 18 Corp.) and Annual Reports on Form 10-K under Item 1A, “Risk Factors” as well as in any subsequent periodic or current reports filed with the Securities and Exchange Commission under the Exchange Act, that include “Risk Factors” or that discuss risks to us.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Disney does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events, except as required by law.

Media Contact:

David Jefferson

david.j.jefferson@disney.com

818-560-4832

Investor Contact:

Lowell Singer

lowell.singer@disney.com

818-560-6601